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Exhibit 4.3

AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

        THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Amendment") is made and entered into as of this            day of April, 2004, by and among FAVRILLE, INC., a Delaware corporation (the "Company"), and the investors listed on Schedule A attached hereto (each of which is referred to herein as an "Investor" and all of which are collectively referred to herein as the "Investors").

RECITALS

        WHEREAS, concurrently herewith, the Company and certain of the Investors have entered into that certain Amendment No. 1 to Series C Preferred Stock Purchase Agreement (the "Purchase Amendment") pursuant to which the Company is selling and issuing, and the New Investors (as defined in the Purchase Amendment) are purchasing, an aggregate of                        shares of the Company's Series C Preferred Stock, par value $0.001 per share (the "Additional Shares");

        WHEREAS, the Company and the Investors (other than the New Investors) are parties to that certain Amended and Restated Investor Rights Agreement dated March 26, 2004 (the "Investor Rights Agreement"). Any capitalized term used in this Amendment and not defined herein shall have the meaning assigned to such term in the Investor Rights Agreement;

        WHEREAS, Section 3.7 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended only with the written consent of (i) the Company, (ii) the holders of a majority of the Registrable Securities then outstanding, (iii) the holders of 66 2/3% of the Series A Stock then outstanding, (iv) the holders of 66 2/3% of the Series B Stock and the Series B-2 Stock then outstanding, voting together as a single class, and (v) the holders of 51% of the Series C Stock then outstanding; and

        WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Amendment, the parties to the Investor Rights Agreement wish to amend the Investor Rights Agreement to cause each of the New Investors to become a party to the Investor Rights Agreement.

AGREEMENT

        NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants set forth herein, the Company and the Investors agree as follows:

1.     AMENDMENT OF INVESTOR RIGHTS AGREEMENT.

        (a)   Effective as of the Second Closing Date (as defined in the Purchase Amendment), each of the New Investors shall become a party to the Investor Rights Agreement and shall be deemed both an "Investor" and a "Holder" for purposes of the Investor Rights Agreement, and the shares of Series C Stock purchased by such New Investors shall be deemed "Registrable Securities" for purposes of the Investor Rights Agreement.

        (b)   The Company and the Investors hereby agree that the provisions of Section 2.5 of the Investor Rights Agreement shall not apply to the offer or sale of the Additional Shares to the New Investors.

2.    COUNTERPARTS.    This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

3.    NO OTHER CHANGES.    Except as otherwise provided herein, all the terms and conditions of the Agreement which are not inconsistent herewith shall remain in full force and effect and shall apply equally to this Amendment.

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        IN WITNESS WHEREOF, the parties hereto have executed this AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENTas of the date set forth in the first paragraph hereof.

FAVRILLE, INC.
By:
/s/ JOHN P. LONGENECKER John P. Longenecker President and Chief Executive Officer
Address:	10421 Pacific Center Court Suite 150 San Diego, CA 92121
Fax:	(858) 526-8000
INVESTORS:
WILLIAM BLAIR CAPITAL PARTNERS VII, L.P.
By:	William Blair Capital Management VII, L.P. Its: General Partner
By:	William Blair Capital Management VII, L.L.C.
Its:	General Partner
By:
/s/ A.M. MINOCHERHOMJEE
Name:	Arda Minocherhomjee
Its:	Managing Director
Address:	227 West Monroe Street Suite 3500 Chicago, Illinois 60606
Fax:	(312) 236-5782

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

WILLIAM BLAIR CAPITAL PARTNERS VII QP, L.P.
By:	William Blair Capital Management VII, L.P.
Its:	General Partner
By:	William Blair Capital Management VII, L.L.C.
Its:	General Partner
By:
/s/ A.M. MINOCHERHOMJEE
Name:	Arda Minocherhomjee
Its:	Managing Director
Address:	227 West Monroe Street Suite 3500 Chicago, Illinois 60606
Fax:	(312) 236-5782
ALLOY PARTNERS 2000, L.P. ALLOY VENTURES 2000, L.P. ALLOY CORPORATE 2000, L.P. ALLOY INVESTORS 2000, L.P.
By:	Alloy Ventures 2000, LLC
Their:	General Partner
/s/ DOUGLAS E. KELLY Managing Member of Alloy Ventures 2000, LLC
Address:	480 Cowpers Street 2nd Floor Palo Alto, CA 94301
Fax:	(650) 687-5010

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

ALLOY ANNEX I, L.P.
By:	Alloy Annex I, LLC
Its:	General Partner
/s/ DOUGLAS E. KELLY Managing Member of Alloy Annex I, LLC
Address:	480 Cowpers Street, 2nd Floor Palo Alto, CA 94301
DE NOVO VENTURES I, LP DE NOVO (Q) VENTURES I, LP
By:	De Novo Management LLC
Their:	General Partner
/s/ FRED DOTZLER Fred Dotzler, Managing Director
Address:	1550 El Camino Real Suite 150 Menlo Park, CA 94025
Fax:	(650) 329-1315

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

SANDERLING VENTURE PARTNERS V, L.P.
SANDERLING V BIOMEDICAL, L.P.
SANDERLING V LIMITED PARTNERSHIP
SANDERLING V BETEILIGUNGS GMBH & CO. KG
SANDERLING VENTURE PARTNERS V CO-INVESTMENT FUND, L.P.
SANDERLING V BIOMEDICAL CO-INVESTMENT FUND, L.P.
By:	Middleton, McNeil & Mills Associates V, LLC
/s/ FRED MIDDLETON Fred A. Middleton Managing Director
Address:	400 South El Camino Real Suite 1200 San Mateo, CA 94402
Fax:	(650) 375-7077
SANDERLING V VENTURES MANAGEMENT
/s/ FRED MIDDLETON Fred A. Middleton Owner
Address:	400 South El Camino Real Suite 1200 San Mateo, CA 94402
Fax:	(650) 375-7077

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

FORWARD VENTURES III INSTITUTIONAL PARTNERS L.P.
By:	Forward III Associates, LLC
By:
/s/ IVOR ROYSTON
Name:
Ivor Royston, M.D.
Title:
Managing Member
Address:	9393 Towne Centre Drive Suite 200 San Diego, CA 92121
Fax:	(858) 452-8799
FORWARD VENTURES III L.P.
By:	Forward III Associates, LLC
By:
/s/ IVOR ROYSTON
Name:
Ivor Royston, M.D.
Title:
Managing Member
Address:	9393 Towne Centre Drive Suite 200 San Diego, CA 92121
Fax:	(858) 452-8799
FORWARD VENTURES IV B L.P.
By:	Forward IV Associates, LLC
By:
/s/ IVOR ROYSTON
Name:
Ivor Royston, M.D.
Title:
Managing Member
Address:	9393 Towne Centre Drive Suite 200 San Diego, CA 92121
Fax:	(858) 452-8799

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

FORWARD VENTURES IV L.P.
By:	Forward IV Associates, LLC
By:
/s/ IVOR ROYSTON
Name:
Ivor Royston, M.D.
Title:
Managing Member
Address:	9393 Towne Centre Drive Suite 200 San Diego, CA 92121
Fax:	(858) 452-8799
JACOBS INVESTMENT COMPANY, LLC
By:
/s/ GARY E. JACOBS
Name:
Gary E. Jacobs
Title:
Manager
Address:	13974 Boquito Drive Del Mar, CA 92014
STEPHEN J. KANDEL SSB ROTH CONVERSION IRA CUST.
By:

Name:	Stephen J. Kandel
Title:	Beneficial Owner
Address:	1021 Muirlands Drive La Jolla, CA 92037
SANDEN KANDEL
Address:	1021 Muirlands Drive La Jolla, CA 92037

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

EBR HOLDINGS II LTD.
By:

Name:

Title:

Address:	3366 N. Torrey Pines Ct. Suite 210 La Jolla, CA 92037
ELLIOT FEUERSTEIN
Address:	8588 Ruette Monte Carlo La Jolla, CA 92037
MICHAEL M. BERNS LIVING TRUST DATED 10/16/90, MICHAEL M. BERNS, TRUSTEE
By:
Michael M. Berns Trustee
Address:	1617 Emerald Bay Laguna Beach, CA 92651
THE PAYNE FAMILY TRUST DATED 1/23/85, ERROL G. PAYNE AND NAOMI F. PAYNE, TRUSTEES
By:
Errol G. Payne and Naomi F. Payne Trustees
Address:	21 Ritz Cove Drive Dana Point, CA 92629

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

JOSHUA COHEN AND LITA COHEN
Address:	8010 Frost Street, Suite 408 San Diego, CA 92123
MICHAEL S. GROSSMAN UBS IRA ROLLOVER DG87091-68
By:
/s/ MICHAEL S. GROSSMAN
Name:	Michael S. Grossman
Title:	Owner
Address:	310 Forward Street La Jolla, CA 92037
MARGARET GROSSMAN UBS IRA DG44753
By:
/s/ MARGARET STEVENS GROSSMAN
Name:	Margaret Grossman
Title:	Owner
Address:	310 Forward Street La Jolla, CA 92037
GUILIO WASSMER
Address:	Schlyffistrasse 15 8806 Bäch Switzerland
/s/ CHRISTOPH DIETSCHE CHRISTOPH DIETSCHE
Address:	Jurastrasse 27 CH-5000 Aarau Switzerland

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

WARNKE BROADLEY KENNEDY FAMILY TRUST DATED 3/29/89, JOSEPH F. KENNEDY, TRUSTEE, GERIANN WARNKE, TRUSTEE
By:
/s/ JOSEPH F. KENNEDY
Name:	Joseph F. Kennedy
Title	Trustee
Address:	6390 Cardeno Drive La Jolla, CA 92037
IRA M. LECHNER & WINIFRED EILEEN HAAG FAMILY TRUST DATED 1/21/00: IRA M. LECHNER & WINIFRED EILEEN HAAG TRUSTEES
By:
/s/ IRA M. LECHNER
Name:
Ira M. Lechner
Title:
Trustee
Address:	19811 4th Place Escondido, CA 92029
MORGAN STANLEY DW INC. CUSTODIAN FOR IRA M. LECHNER (MSDW TAX ID #94-1671384)
By:
/s/ IRA M. LECHNER
Name:	Ira M. Lechner
Title:	Trustee
Address:	19811 4th Place Escondido, CA 92029

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

NEVINS MCBRIDE
Address:

ALFRED AND ADELE SALEH FAMILY TRUST
By:

Name:	Fred Saleh
Title:

Address:	14845 Caminito Lorren Del Mar, CA 92014
LAWRENCE BIER
Address:	13 Blueberry Ridge Court Rockville, MD 20854
DENNIS FAMILY TRUST DATED 3/29/93, EDWARD A. DENNIS, TRUSTEE, MARTHA G. DENNIS, TRUSTEE
By:
/s/ EDWARD A. DENNIS, /s/ MARTHA G. DENNIS Edward A. Dennis and Martha G. Dennis Trustees
Address:	1921 Hypatia Way La Jolla, CA 92037
/s/ ELLIOTT ROYSTON ELLIOTT ROYSTON
Address:	1634 Ponce de Leon Ave., #207 Atlanta, GA 30307

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

DAVID W. ODMARK
Address:

INDOFIN, NV
By:

Name:	Pieter van Dongen
Title:	Director
Address:	c/o Avobone S.A. 9, Place du Bourg-de-Four 1204 Geneva Switzerland 1204
HOWARD ALTMANN
Address:	P.O. Box 1965 New York, NY 10013
LOTUS BIOSCIENCE INVESTMENT HOLDINGS LIMITED
By:

Name:	Wong Ken Lum and Mong Cheuk Wai
Title:	Directors
Address:	9th Floor, Central Building Pedder Street, Hong Kong

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

MERCER REVOCABLE FAMILY TRUST DTD 7/13/89
By:

Name:	Thomas Mercer
Title:	Trustee
Address:	P.O. Box 842 Rancho Santa Fe, CA 92067
WEIL FAMILY TRUST OF 1980, CHRISTOPHER WEIL AND PATRICIA WEIL
By:
/s/ CHRISTOPHER WEIL
Name:	Christopher Weil
Title:	Trustee
Address:	12555 High Bluff Dr. San Diego, CA 92130

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

GC&H INVESTMENTS
By:
/s/ JOHN L. CARDOZA
Name:	John L. Cardoza
Title:	Executive Partner
Address:	One Maritime Plaza 20th Floor San Francisco, CA 94111
GC&H INVESTMENTS, LLC
By:
/s/ JOHN L. CARDOZA
Name:	John L. Cardoza
Title:	Executive Partner
Address:	One Maritime Plaza 20th Floor San Francisco, CA 94111
GRAY GHOST, LLC
By:
/s/ PHILIP GOELET
Name:
Philip Goelet
Title:	Manager
Address:	c/o Red Abbey, LLC 2330 West Joppa Road Suite 330 Lutherville, MD 21093
Fax:	(410) 494-4247

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

HELLER FINANCIAL LEASING, INC.
By:
/s/ MARK KING
Name:	Mark King
Title:	Sr. Vice President
Address:	500 W. Monroe Street Chicago, IL 60661 Attn: GE Technology Finance—Portfolio Management
Fax:	(312) 876-2593
PRIVATE EQUITY HOLDING-FAVRILLE, L.L.C.
By:	Howard Hughes Medical Institute
Its:	Sole Member and Manager
By:
/s/ MARK A. BARNARD
Name:
Mark A. Barnard
Title:
Managing Director
Address:	4000 Jones Bridge Road Chevy Chase, MD 20815
Fax:	(301) 215-8691
SFP BIOTECH PARTNERS
By:
/s/ STEVEN LEE YAMSHON Steven Lee Yamshon Managing Partner
Address:	1851 E. First Street #150 Santa Ana, CA 92705

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

STEPHEN J. KANDEL SSB ROTH CONVERSION IRA CUST.
By:
/s/ STEPHEN J. KANDEL
Name:	Stephen J. Kandel
Title:	Beneficial Owner
Address:	1021 Muirlands Drive La Jolla, CA 92037
/s/ STEPHEN J. KANDEL STEPHEN AND GENEVIEVE KANDEL
Address:	P.O. Box 1891 Rancho Santa Fe, CA 92067

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

OAKWOOD MEDICAL MANAGEMENT IV (QP), L.L.C.
By:	Oakwood Medical Management IV, L.L.C.
Its:	Manager
By:

Name:	Raul E. Perez, M.D.
Title:	President
Address:	439 Kirkwood Road, Suite 208 St. Louis, Missouri 63122

OAKWOOD MEDICAL INVESTORS IV, L.L.C.
By:	Oakwood Medical Management IV, L.L.C.
Its:	Manager
By:

Name:	Raul E. Perez, M.D.
Title:	President
Address:	439 Kirkwood Road, Suite 208 St. Louis, Missouri 63122

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

COMMUNITY INVESTMENT PARTNERS V L.P., LLLP
By:	CIP Management L.P., LLLP
Its:	Managing General Partner
By:

Name:	Daniel A. Burkhardt
Title:	Chairman of CIP Management, Inc., Managing General Partner of CIP Management L.P., LLLP
Address:	12555 Manchester Road St. Louis, Missouri 63131
PIPER JAFFRAY HEALTHCARE FUND IV, L.P.
By:	Piper Jaffray Healthcare Management IV, LLC
Its:	General Partner
By:
/s/ HEATH LUKATCH Heath Lukatch, Managing Director of Piper Jaffray Ventures Inc., its General Partner
Address:	100 Spear Street, Suite 1600 San Francisco, CA 94105
Fax:	(415) 979-9488

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

AVTECH PORTFOLIO, L.P.
By:	AVTech Ventures II, LLC
Its:	General Partner
By:
Gary L. Shields, Managing Member
Address:	1201 Camino Del Mar, Suite 215 Del Mar, CA 92014
Fax:	(858) 356-3563
MATTHEW C. & IRIS LYNN STRAUSS, CO-TRUSTEES OF STRAUSS FAMILY TRUST DTD. 6/5/92
By:
/s/ MATTHEW STRAUSS
Name:	Matthew C. Strauss
Title	Co-Trustee
Address:	c/o MC Strauss Company 990 Highland Drive, Suite 200 Solana Beach, CA 92075
Fax:	(858) 792-7834
BOSTON LIFE SCIENCE VENTURE CORP.
By:
/s/ KENNETH LO
Name:	Kenneth C.M. Lo
Title:	Chairman
Address:	5th Fl. No. 420 Fu-Hsin N. Road Taipei, Taiwan

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

THOMAS A. SHIFTAN AND MAUREEN E. SHIFTAN, CO-TRUSTEES OF SHIFTAN FAMILY TRUST DTD. 3/23/98
By:
/s/ THOMAS SHIFTAN
Name:	Thomas A. Shiftan
Title	Co-Trustee
Address:	7040 Neptune Place La Jolla, CA 92037

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

NEEDHAM CAPITAL SBIC III, L.P. NEEDHAM CAPITAL PARTNERS IIIA, L.P. NEEDHAM CAPITAL PARTNERS III (BERMUDA), L.P.
By:
/s/ JOHN J. PRIOR, JR.
Name:
John J. Prior, Jr.
Title:
General Partner
Address:	Needham Asset Management 445 Park Avenue New York, NY 10022

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

1998 CO-INVESTING LLC EIN 43-1831139
By:
/s/ JEFFREY MCDONNELL
Name:	Jeff McDonnell
Title	Title Manager
Address:	1034 S. Brentwood, Suite 1860 St. Louise, MO 63117
SCHRODERS & CO. BANK SA
By:
/s/ SAMUEL MOULIN
Name:
Samuel Moulin
Title:
Director
Address:	8, Rue D'Italie Geneve, Switzerland

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

/s/ ERIC W. ROBERTS ERIC W. ROBERTS
Address:	205 E 78th St., #4H New York, NY 10022
SCHEIBLER-LEHENY FAMILY LIVING TRUST U/D/T JUNE 6, 2001
By:
/s/ EDWARD M. SCHEIBLER
By:
/s/ A. RACHEL LEHENY
Names:	Edward G. Scheibler, Trustee A. Rachel Leheny, Trustee
Address:
P.O. Box 647
Rancho Santa Fe, CA 92067

THE NICHOLAS & PADDI ARTHUR TRUST DATED 4-14-98
By:
/s/ NICHOLAS ARTHUR
By:
/s/ PADDI ARTHUR
Names:	Nicholas Arthur, Co-Trustee Paddi Arthur, Co-Trustee
Address:

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT]

SCHEDULE A

INVESTORS

INVESTOR

William Blair Capital Partners VII, L.P.

William Blair Capital Partners VII QP, L.P.

Alloy Partners 2000, L.P.

Alloy Ventures 2000, L.P.

Alloy Corporate 2000, L.P.

Alloy Investors 2000, L.P.

Alloy Annex I, L.P.

De Novo Ventures I, LP

De Novo (Q) Ventures I, LP

Sanderling Venture Partners V, L.P.

Sanderling V Biomedical, L.P.

Sanderling V Limited Partnership

Sanderling V Beteiligungs GmbH & Co. KG

Sanderling V Ventures Management

Sanderling Venture Partners V Co-Investment Fund, L.P.

Sanderling V Biomedical Co-Investment Fund, L.P.

Forward Ventures III Institutional Partners L.P.

Forward Ventures III L.P.

Forward Ventures IV B L.P.

Forward Ventures IV L.P.

Jacobs Investment Company, LLC

Stephen J. Kandel SSB Roth Conversion IRA Cust.

Sanden Kandel

EBR Holdings II Ltd.

Elliot Feuerstein

Michael M. Berns Living Trust Dated 10/16/90, Michael M. Berns, Trustee

The Payne Family Trust Dated 1/23/85, Errol G. Payne and Naomi F. Payne, Trustees

Joshua Cohen and Lita Cohen

Michael S. Grossman UBS IRA Rollover DG87091-68

Margaret Grossman UBS IRA DG44753

Guilio Wassmer

Christoph Dietsche

Warnke Broadley Kennedy Family Trust Dated 3/29/89, Joseph F. Kennedy, Trustee, Geriann Warnke, Trustee

Ira M. Lechner & Winifred Eileen Haag Family Trust Dated 1/21/00: Ira M. Lechner & Winifred Eileen Haag Trustees

Morgan Stanley DW Inc. Custodian for Ira M. Lechner (MSDW Tax ID #94-1671384)

Nevins McBride

Alfred and Adele Saleh Family Trust

Lawrence Bier

Dennis Family Trust Dated 3/29/93, Edward A. Dennis, Trustee, Martha G. Dennis, Trustee

Elliott Royston

David W. Odmark

Indofin, NV

Howard Altmann

Lotus Bioscience Investment Holdings Limited

Mercer Revocable Family Trust DTD 7/13/89

Weil Family Trust of 1980, Christopher Weil and Patricia Weil

GC&H Investments

GC&H Investments, LLC

Gray Ghost, LLC

Heller Financial Leasing, Inc.

SFP Biotech Partners

Schroders & Co. Bank SA

Antonio J. Grillo-Lopez and Maria S. Grillo Trustees Grillo-Marxuach Family Trust dated 6-28-95

Private Equity Holding-Favrille, L.L.C.

Stephen Kandel CGM Roth Conversion IRA CUST A/C #119-51879-17-380

Stephan and Genevieve Kandel

Oakwood Medical Investors IV (QP), L.L.C.

Oakwood Medical Investors IV, L.L.C.

Community Investment Partners V L.P., LLLP

Piper Jaffray Healthcare Fund IV, L.P.

AVTech Portfolio, L.P.

Matthew C. & Iris Strauss, co-trustees of Strauss Family Trust dtd. 6/5/92

Boston Life Science Venture Corp.

Thomas A. Shiftan and Maureen E. Shiftan, co-trustees of Shiftan Family Trust dated 3/23/98

[ADD NEW SERIES C INVESTORS]

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AMENDMENT NO. 1 TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
RECITALS
AGREEMENT
SCHEDULE A INVESTORS